GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the

Goldman Sachs Global Real Estate Securities Fund

Supplement dated February 14, 2025 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated April 29, 2024, each as supplemented to date

At a meeting held on February 11-12, 2025, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Global Real Estate Securities Fund (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. The Fund is expected to be liquidated on or about April 14, 2025 (the “Liquidation Date”), pursuant to a Plan of Liquidation approved by the Board. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of the close of business on March 14, 2025, except that existing shareholders of the Fund may continue to purchase shares of the Fund until March 28, 2025. To the extent there are any dividend or distribution payments made prior to the Liquidation Date with respect to the Fund, they will continue to be paid either in cash, in additional shares of the Fund, or in shares of other Goldman Sachs Funds, depending on each shareholder’s current election, as disclosed in the Prospectuses.

Liquidation of Assets. Effective immediately, the Fund may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record of the Fund on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation. Shares held in custodial IRA accounts directly with the Fund’s transfer agent on the Liquidation Date will be exchanged for the equivalent share class of the Goldman Sachs Financial Square Government Fund, a registered money market fund, unless an alternative direction is provided prior to the Liquidation Date. The liquidation of the Fund’s portfolio will result in increased transaction costs, which must be borne by the Fund and its shareholders and may result in higher capital gains for taxable shareholders. Shareholders should contact their tax advisers concerning the tax consequences of the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectuses. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemption of shares by current shareholders between February 14, 2025 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

Certain shareholders may redeem all or a portion of their shares of the Fund before the Liquidation Date, and as a result the Fund and its remaining shareholders may experience adverse effects. These shareholder redemptions may also negatively impact a Fund’s net asset value per share.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

RESLIQSTK 02-25